SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2006

FRANKLIN CREDIT MANAGEMENT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-17771	75-2243266
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

101 Hudson Street New Jersey, New Jersey (Address of principal executive offices)	07302 (Zip code)

Registrant’s telephone number, including area code: (201) 604-4402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

June 27, 2006 Modifications to Sky Bank Financing Arrangements

On June 27, 2006, Franklin Credit Management Corporation (the “Company”) received from Sky Bank, an Ohio Banking Corporation (“Sky Bank”), a letter (the “June Modification Letter”) modifying the Master Credit and Security Agreement, dated as of October 13, 2004, as amended (the “Franklin Master Credit Facility”), between the Company and all of its subsidiaries other than Tribeca Lending Corp. (“Tribeca”) and the Master Credit and Security Agreement, dated as of February 28, 2006, among Tribeca, Sky Bank and certain subsidiaries of Tribeca (the “Tribeca Master Credit Facility” and, together with the Franklin Master Credit Facility, the “Master Credit Facilities”). The following summary of certain provisions of the June Master Credit Facility Modification Letter is qualified in its entirety by reference to the complete letter filed as Exhibit 10.1 hereto.

Pursuant to the June Modification Letter, the origination fee payable upon the closing of term loans under the Franklin Master Credit Facility made on or after June 26, 2006 is reduced from 75 basis points to 50 basis points. In addition, Franklin and Tribeca will no longer be required to pay Sky Bank a success fee upon the successful payoff of term loans made on or after June 26, 2006 under the Master Credit Facilities.

August 2, 2006 Modifications to Sky Bank Financing Arrangements

On August 2, 2006, the Company received a letter from Sky Bank (the “August Modification Letter”) modifying the Master Credit Facilities. The following summary of certain provisions of the August Master Credit Facility Modification Letter is qualified in its entirety by reference to the complete letter filed as Exhibit 10.2 hereto.

Pursuant to the August Modification Letter, the interest rate to be charged by Sky Bank for all debt originated under the Master Credit Facilities before July 1, 2005, excluding the portion of such debt that is shared by two additional financial institutions who participate in the Master Credit Facilities and subject to various participation agreements thereto, shall be lowered initially by at least 25 basis points no later than October 1, 2006 and then by an additional 25 basis points no later than January 1, 2007. These rate reductions will occur according to the following schedule based on actions taken by the Federal Reserve, but will not in any event exceed a total of 50 basis points:

Federal Reserve Action	Change to Interest Rate Margin Charged by Sky Bank
If the Federal Reserve raises the federal funds rate by 25 basis points at its meeting on or about August 8, 2006	Rate reduction of 25 basis points effective September 1, 2006

If the Federal Reserve raises the federal funds rate by 50 basis points at its meeting on or about August 8, 2006	Rate reduction of 50 basis points effective September 1, 2006

If the Federal Reserve keeps the federal funds rate at its current standard or decreases such rate at its meeting on or about August 8, 2006	Rate reduction of 25 basis points effective October 1, 2006

If the Federal Reserve raises the federal funds rate by 25 basis points or more at its meeting on or about September 20, 2006	Rate reduction of 25 basis points effective October 1, 2006

If the Federal Reserve keeps the federal funds rate at its current standard or decreases such rate at its meeting on or about September 20, 2006	Rate reduction of 25 basis points effective January 1, 2007

On August 8, 2006, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing the debt modifications.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Modification Letter, dated as of June 27, 2006, from Sky Bank to Franklin Credit Management Corporation.
10.2	Modification Letter, dated as of August 2, 2006, from Sky Bank to Franklin Credit Management Corporation.
99.1	Press release, dated August 8, 2006, entitled "Franklin Credit Announces Debt Modificaitons".

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                FRANKLIN CREDIT MANAGEMENT CORPORATION

                By: _/s/ Paul D. Colasono
            Name: Paul D. Colasono
            Title:   Chief Financial Officer and
             Executive Vice President

Date: August 8, 2006